                                                                    EXHIBIT 10.1

                              INVENTA CORPORATION



                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT
                  -------------------------------------------



                                 July 8, 1994

                               TABLE OF CONTENTS

                                                              Page
                                                              ----

1.   Purchase and Sale of Series A Preferred Stock ..........     1

     1.1     Sale and Issuance of Common Stock ..............     1
     1.2     Closing ........................................     1
     1.3     Warrants .......................................     1

2.   Representations and Warranties of the Company ..........     1

     2.1     Organization, Good Standing and Qualification ..     2
     2.2     Capitalization .................................     2
     2.3     Subsidiaries ...................................     2
     2.4     Authorization ..................................     2
     2.5     Valid Issuance of Securities ...................     2
     2.6     Governmental Consents ..........................     3
     2.7     Litigation .....................................     3
     2.8     Intangible Property ............................     3
     2.9     Compliance with Other Instruments ..............     4
     2.10    Disclosure .....................................     4
     2.11    Registration Rights ............................     4
     2.12    Title to Property and Assets ...................     4
     2.13    Financial Statements ...........................     5
     2.14    Changes ........................................     5
     2.15    Minute Books ...................................     6
     2.16    Labor Agreements and Actions ...................     6

3.   Representations and Warranties of the Investors ........     7

     3.1     Authorization ..................................     7
     3.2     Purchase Entirely for Own Account ..............     7
     3.3     Disclosure of Information ......................     7
     3.4     Economic Risk ..................................     7
     3.5     Restricted Securities ..........................     8
     3.6     Further Limitations on Disposition .............     8
     3.7     Legends ........................................     8

4.   California Commissioner of Corporations ................     9

     4.1     Corporate Securities Law .......................     9

5.   Conditions of Investor's Obligations at Closing ........     9

     5.1     Representations and Warranties .................     9
     5.2     Performance ....................................     9
     5.3     Articles of Incorporation ......................     9
     5.4     Compliance Certificate .........................     9

                               TABLE OF CONTENTS
                                  (continued)


                                                              Page
                                                              ----
6.   Conditions of the Company's Obligations at Closing .....     9

     6.1     Representations and Warranties .................     9
     6.2     Payment of Purchase Price ......................    10
     6.3     Legal Matters ..................................    10

7.   Registration Rights ....................................    10

     7.1     Definitions ....................................    10
     7.2     Restrictive Legend .............................    11
     7.3     Notice of Proposed Transfers ...................    11
     7.4     Demand Registration ............................    12
     7.5     Piggyback Registration .........................    12
     7.6     Underwriting ...................................    13
     7.7     Blue Sky .......................................    14
     7.8     Expenses of Registration .......................    15
     7.9     Registration Procedures ........................    15
     7.10    Information Furnished by Holder ................    15
     7.11    Indemnification ................................    15
     7.12    Rule 144 Reporting .............................    17
     7.13    Transfer of Registration Rights ................    18

8.   Right of First Refusal .................................    18

     8.1     Grant of Right .................................    18
     8.2     New Securities .................................    18
     8.3     Notice .........................................    19
     8.4     Sale after Notice ..............................    19
     8.5     Expiration .....................................    19
     8.6     Assignment .....................................    20

9.   Covenants of the Company ...............................    20

     9.1     Delivery of Financial Statements ...............    20
     9.2     Termination of Information Covenant ............    21
     9.3     Key Man Life Insurance .........................    21
     9.4     Board of Directors .............................    21

10.  Miscellaneous ..........................................    21

     10.1    Survival of Warranties .........................    21
     10.2    Transfer; Successors and Assigns ...............    21
     10.3    Governing Law ..................................    22
     10.4    Counterparts ...................................    22
     10.5    Titles and Subtitles ...........................    22

                               TABLE OF CONTENTS
                                  (continued)

                                                              Page
                                                              ----

     10.6    Notices ........................................    22
     10.7    Finder's Fee ...................................    22
     10.8    Expenses .......................................    22
     10.9    Amendments and Waivers .........................    22
     10.10   Severability ...................................    23
     10.11   Aggregation of Stock ...........................    23
     10.12   Entire Agreement ...............................    23

EXHIBIT A    Schedule of Investors

EXHIBIT B    Amended and Restated Articles of Incorporation

EXHIBIT C    Schedule of Exceptions to Representations and Warranties

EXHIBIT D    Form of Warrant

EXHIBIT E    List of Registrable Securities

EXHIBIT F    Form of Proprietary Information Agreement

                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT
                  -------------------------------------------



     THIS SERIES A PREFERRED STOCK PURCHASE AGREEMENT ("Agreement") is made as of the 8th day of July 1994 by and between Inventa Corporation, a California corporation (the "Company"), and the persons and entities listed on the Schedule of Investors attached hereto as Exhibit A (the "Investors").

     THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   Purchase and Sale of Series A Preferred Stock
          ---------------------------------------------

          1.1.   Sale and Issuance of Common Stock.
                 ---------------------------------

                 (a) The Company shall adopt and file with the Secretary of State of California on or before the Closing (as defined below) the Amended and Restated Articles of Incorporation in the form attached hereto as Exhibit B.

                 (b) Subject to the terms and conditions of this Agreement, the Investors agree to purchase at the Closing and the Company agrees to sell and issue to the Investors at the Closing that number of shares of the Company's Series A Preferred Stock (the "Stock") for the aggregate purchase price set forth opposite each Investor's name on Exhibit A attached hereto, at a purchase price of $1.00 per share.

          1.2    Closing   Date; Delivery.  The purchase and sale of the Stock
                 ------------------------
shall take place at the offices of Wilson, Sonsini, Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California, at 9:00 a.m., on July 8, 1994, or at such other time and place as the Company and the Investors mutually agree upon, orally or in writing (which time and place are designated as the "Closing"). At the Closing, the Company shall deliver to each Investor a certificate representing the Stock which such Investor is purchasing against delivery to the Company by such Investor of a check made payable to the Company or wire transfer of the aggregate purchase price therefor.

          1.3.   Warrants.  At the Closing, the Company shall issue to each
                 --------
Investor a Warrant ("Warrant") in the form attached hereto as Exhibit D. Each Warrant shall be exercisable at the Investor's option for that number of shares of Series A Preferred Stock of the Company equal to one-fourth of the number of shares of Stock purchased by such Investor at the Closing, at an exercise price of $1.00 per share. The Warrants shall expire at the earlier of (i) December 31, 1999, (ii) a registered public offering of the Company's securities, or (iii) a merger, reorganization or sale of all or substantially all of the Company's assets.

     2.   Representations and Warranties of the Company.  The Company hereby
          ---------------------------------------------
represents and warrants to the Investors that, except as set forth on a Schedule of Exceptions attached hereto as Exhibit C, specifically identifying the relevant subparagraph hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

          2.1.   Organization, Good Standing and Qualification.  The Company is
                 ---------------------------------------------
a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

          2.2    Capitalization.
                 --------------

                 (a) The authorized capital of the Company will consist, immediately prior to the Closing, of (i) 500,000 shares of Preferred Stock, all of which are designated Series A Preferred Stock, and none of which are issued and outstanding, and (ii) 10,000,000 shares of Common Stock, of which 2,250,000 shares are issued and outstanding. The Company has reserved 675,000 shares of its Common Stock for issuance pursuant to its 1993 Stock Option Plan. Except as set forth in the Schedule of Exceptions attached as Exhibit C hereto, there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock.

          2.3    Subsidiaries.  The Company does not presently own or control,
                 ------------
directly or indirectly, any interest in any other corporation, association, or other business entity.

          2.4    Authorization.  All corporate action on the part of the
                 -------------
Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Stock has been taken or will be taken prior to the Closing, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

          2.5    Valid Issuance of Securities.
                 ----------------------------

                 (a) The Stock that is being issued to the Investors hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable. Based in part upon the representations of the Investors in this Agreement, the Stock will be issued in compliance with all applicable federal and state securities laws.

                 (b) The shares of Common Stock outstanding prior to the Closing are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in compliance with all applicable federal and state securities laws.

                 (c) The Warrants to be issued to the Investors in connection with the transactions contemplated by this Agreement will be duly and validly authorized and issued, fully paid and nonassessable, and will be issued in compliance with all applicable federal and state securities laws.

          2.6    Governmental Consents.  No consent, approval, order or
                 ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for (a) the filing pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, which filing will be effected in accordance with such section, and (b) compliance with the Blue Sky Laws of the various states in which the Investors may reside, which compliance will be effected in accordance with such laws. The Company currently holds all licenses, permits, franchises, registrations and qualifications which may be required to conduct its business, and all such licenses, permits, franchises, registrations and qualifications are valid and in full force and effect.

          2.7    Litigation.  There is no action, suit, proceeding or
                 ----------
investigation pending or currently threatened against the Company that questions the validity of this Agreement or the right of the Company to enter into it, or to consummate the transactions contemplated hereby, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

          2.8    Intangible Property.  The Company, to its knowledge after due
                 -------------------
inquiry, and that of its officers after due inquiry, has all right, title and interest in and to all intangible property and technology or is able to obtain on reasonable terms, all permits, licenses and other authority necessary to conduct its business as presently conducted. The Company, and, to the knowledge of the Company, its officers and employees, have not improperly used and are not making improper use of any confidential information or trade secrets of others, including those of any former employer of an officer or employee.

          2.9    Compliance with Other Instruments.
                 ---------------------------------

                 (a) The Company is not in violation or default of any provisions of its Amended and Restated Articles of Incorporation or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree, contract, rule, or statute, or of the Company's Restated Articles of Incorporation or Bylaws, or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

                 (b) The Company has avoided every condition, and has not performed any act, the occurrence of which would result in the Company's loss of any right granted under any license, distribution or other agreement.

          2.10   Disclosure.  The Company has fully provided the Investors with
                 ----------
all the information which the Investors have requested for deciding whether to acquire the Stock and all information which the Company believes is reasonably necessary to enable the Investors to make such decision. Neither this Agreement nor any other statements or certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading, except that, with respect to financial projections, the Company represents only that such projections were prepared in good faith and that the Company believes there is a reasonable basis for such projections.

          2.11   Registration Rights.  Except as provided in Section 7 of this
                 -------------------
Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

          2.12   Title to Property and Assets.  The Company owns its property
                 ----------------------------
and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

          2.13   Financial Statements.  The Company has delivered to the
                 --------------------
Investor its financial statements (balance sheet and profit and loss statement and statement of shareholders equity) (i) at April 30, 1994 and the four (4) month period then ended and (ii) at December 31, 1993 and for the fiscal year then ended (collectively, the "Financial Statements"). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other. The Financial Statements accurately set out and describe the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein. Except as set forth in the Financial Statements, the Company has no liabilities, contingent or otherwise, of a nature required by generally accepted accounting principles to be reflected in a balance sheet or disclosed in the notes thereto, other than liabilities incurred in the ordinary course of business subsequent to April 30, 1994.

          2.14   Changes.  Since April 30, 1994 there has not been:
                 -------

                 (a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business which have not been, in the aggregate, materially adverse.

                 (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

                 (c) any waiver by the Company of a valuable right or of a material debt owed to it;

                 (d) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

                 (e) any change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or to which the Company or any of such assets or properties is subject;

                 (f) any material change in any compensation arrangement or agreement with any employee; or

                 (g) to the Company's knowledge, any other event or condition of any character which might materially and adversely affect the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted).

          2.15   Minute Books.  The Company has offered to provide to the
                 ------------
Investors the minute books of the Company, which contain a complete summary of all meetings of directors and shareholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

          2.16   Labor Agreements and Actions.  The Company is not bound by or
                 ----------------------------
subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. The employment of each officer and employee of the Company is terminable at the will of the Company.

          2.17   Employee Plans.  The Company has no "employee welfare benefit
                 --------------
plans" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company (i) has not been required to contribute to, (ii) has not terminated or withdrawn from, and (iii) is not aware of any withdrawal liability assessed against the Company with respect to any defined benefit plan as defined in Section 3(35) of ERISA or multiemployer plan as defined in Section 4001 of ERISA in which employees or former employees of the Company have participated.

          2.18   Employees.  The Company has not knowingly violated any
                 ---------
employment-related laws, including, without limitation, laws relating to equal employment opportunity, overtime pay and collective bargaining. To the Company's knowledge, no key employee or sales representative of the Company, and no group of employees, has any plans to terminate his or her employment with the Company. Each United States employee of the Company with access to confidential or proprietary information has executed a Proprietary Information Agreement, the form of which is attached hereto as Exhibit F.

     3.   Representations and Warranties of the Investors.  Each Investor  for
          -----------------------------------------------
itself hereby represents and warrants to the Company that:

          3.1    Authorization.  This Agreement constitutes its valid and
                 -------------
legally binding obligation, enforceable in accordance with its terms.

          3.2    Purchase Entirely for Own Account.  This Agreement is made
                 ---------------------------------
with the Investor in reliance upon the Investor's representation to the Company, which by the Investor's execution of this Agreement the Investor hereby confirms, that the Stock will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Stock. The Investor represents that it has full power and authority to enter into this Agreement.

          3.3    Disclosure of Information.  The Investor believes it has
                 -------------------------
received information that it considers necessary or appropriate for deciding whether to acquire the Stock. The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Stock. The foregoing, however, does not limit or modify the representations and warranties of the Company in
Section 2 of this Agreement or the right of the Investor to rely thereon.

          3.4    Economic Risk.  The Investor has the capacity to protect his
                 -------------
own interests in connection with the purchase of the Stock, is capable of evaluating the merits and risks of investment in the Company, can make an informed investment decision by reason of (i) his preexisting personal or business relationship with the Company or any of its officers, directors, or control persons, or (ii) his business and financial knowledge and experience or the business and financial knowledge and experience of my professional advisers, and is able to bear the substantial economic risks of an investment in the Stock for an indefinite period of time.

          3.5    Restricted Securities.  It understands that the shares of
                 ---------------------
Common Stock sold hereunder are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such shares may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, the Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

          3.6    Further Limitations on Disposition.  Without in any way
                 ----------------------------------
limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Stock unless and until:

                 (a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

                 (b) (i) The Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, the Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Act.

                 (c)   Notwithstanding the provisions of paragraphs (a) and
(b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by the Investor to a shareholder, partner or other affiliate of the Investor, if the transferee or transferees agree in writing to be subject to the terms hereof to the same extent as if they were the Investor hereunder.

          3.7    Legends.  It is understood that the Stock, and the shares of
                 -------
Common Stock issuable upon conversion thereof and any securities issued in respect thereof or exchange therefor may bear one or all of the following legends:

                 (a)   The legend set forth in Section 7.2 hereof.

                 (b) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations.

          (c) Any legend required by the Blue Sky laws of any other state to the extent such laws are applicable to the shares represented by the certificate so legended.

     4.   California Commissioner of Corporations.
          ---------------------------------------

          4.1    Corporate Securities Law.  THE SALE OF THE SECURITIES THAT IS
                 ------------------------
THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

     5.   Conditions of Investor's Obligations at Closing.  The obligations  of
          -----------------------------------------------
the Investors under Section 1.1 of this Agreement are subject to the fulfillment, on or before the First Closing, of each of the following conditions:

          5.1    Representations and Warranties.  The representations and
                 ------------------------------
warranties of the Company contained in Section 2 shall be true and correct in all material respects as of the Closing.

          5.2    Performance.  The Company shall have performed and complied
                 -----------
with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          5.3    Articles of Incorporation.  The Company shall have filed with,
                 -------------------------
and have had accepted for filing by, the California Secretary of State the Amended and Restated Articles of Incorporation of the Company attached as Exhibit B hereto.

          5.4    Compliance Certificate.  The President of the Company shall
                 ----------------------
deliver to the Investors at the Closing a certificate certifying that the conditions specified in Sections 5.1 and 5.2 have been fulfilled.

     6.   Conditions of the Company's Obligations at Closing.  The
          --------------------------------------------------
obligations of the Company to the Investors under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions by the Investor:

          6.1    Representations and Warranties.  The representations and
                 ------------------------------
warranties of the Investors contained in Section 3 shall be true and correct in all material respects as of the Closing.

          6.2    Payment of Purchase Price.  The Investors shall have delivered
                 -------------------------
to the Company the purchase price specified in Section 1.1 hereof.

          6.3    Legal Matters.  All material matters of a legal nature which
                 -------------
pertain to this Agreement, and the transactions contemplated hereby, shall have been reasonably approved by counsel to the Company.

     7.   Registration Rights.  The Company covenants and agrees as follows:
          -------------------

          7.1    Definitions.  For purposes of this Section 7:
                 -----------

                 (a)   "Commission" shall mean the Securities and Exchange
                        ----------
Commission or any other federal agency at the time administering the Securities Act.

                 (b)   "Holder" shall mean any holder of outstanding
                        ------
Registrable Securities which have not been sold to the public or an assignee or transferee of Registration rights as permitted by Section 7.13.

                 (c)   "Initiating Holders" shall mean Holders who in the
                        ------------------
aggregate hold at least forty percent (40%) of the Registrable Securities.

                 (d)   The terms "Register", "Registered" and "Registration"
                                  --------    ----------       ------------
refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act ("Registration Statement"), and the declaration or ordering of the effectiveness of such Registration Statement.

                 (e)   "Registrable Securities" shall mean any Common Stock
                        ----------------------
held by the Holder as set forth on Exhibit E attached hereto, or other securities issued as a dividend or other distribution with respect to, in exchange for or in replacement of Registrable Securities.

                 (f)   "Registration Expenses" shall mean all expenses incurred
                        ---------------------
by the Company in complying with Section 7.4 or 7.5 of this Agreement, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company and of special counsel for the Holders (if different from the Company), blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration and excluding any Selling Expenses.

                 (g)   "Securities Act" shall mean the Securities Act of 1933,
                        --------------
as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                 (h)   "Selling Expenses" shall mean all underwriting discounts
                        ----------------
and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

          7.2    Restrictive Legend  .  Each certificate representing (i)
                 ------------------
the Registrable Securities and (ii) any other securities issued in respect of the Registrable Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 7.3 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend under applicable state securities laws):

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

          The Investor and each Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Common Stock in order to implement the restrictions on transfer established in this Section 7.

          7.3    Notice of Proposed Transfers  .  The holder of each
                 ----------------------------
certificate representing restricted securities as that term is defined in Rule 144 by acceptance thereof agrees to comply in all respects with the provisions of this Section 7.3. Prior to any proposed sale, assignment, transfer or pledge of any restricted securities (other than (i) a transfer not involving a change in beneficial ownership or (ii) in transactions involving the distribution without consideration of restricted securities by any of the Holders to any of its partners, retired partners) unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such holder's expense by either (i) a written opinion, addressed to the Company, of legal counsel who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company (provided that no such opinion shall be required for transfers pursuant to Rule
144), to the effect that the proposed transfer of the restricted securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such restricted securities shall be entitled to transfer such restricted securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the restricted securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 7.2 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and the Company such legend, is not required in order to establish compliance with any provision of the Securities Act.

          7.4    Demand Registration.
                 -------------------

                 (a)   Request for Registration on Form S-3.  Subject to the
                       ------------------------------------
terms of this Agreement, in the event that the Company shall receive from the Initiating Holders a written request that the Company effect any Registration on Form S-3 (or any successor form to Form S-3 regardless of its designation) for an offering of Registrable Securities the reasonably anticipated aggregate offering price to the public of which would exceed $1,000,000, the Company shall: (i) promptly give written notice of the proposed Registration to all other Holders; and (ii) as soon as practicable, use its best efforts to effect Registration of the Registrable Securities specified in such request, together with any Registrable Securities of any Holder joining in such request as are specified in a written request made within twenty (20) days after the written notice from the Company. The Company shall not be obligated to effect more than four such Registrations under this Section 7.4(a), nor more than one such Registration in any twelve-month period.

                 (b)   Registration of Other Securities.  Any Registration
                       --------------------------------
Statement filed pursuant to the request of the Initiating Holders under this
Section 7.4 shall only include Registrable Securities.

          7.5    Piggyback Registration.  Subject to the terms of this
                 ----------------------
Agreement, if at any time or from time-to-time, the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than a registration on Form S-8 relating solely to employee stock option or purchase plans, a registration on Form S-4 relating solely to an SEC Rule 145 transaction, a registration on any other form (other than Form S-1 or S-3) which does not include substantially the same information as would be required to be included in a Registration Statement covering the sale of Registrable Securities, the Company will: (i) promptly give each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws) and (ii) include in such Registration (and any related registration and/or qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request delivered to the Company by any Holder within 30 days after delivery of such written notice from the Company.

          7.6    Underwriting.
                 ------------

                 (a)   Notice of Underwriting.  If a Registration of which the
                       ----------------------
Company gives notice is for a Registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 7.4(a) or 7.5. In such event, the right of any Holder to Registration shall be conditioned upon such underwriting and the inclusion of such Holder's Registrable Securities in such underwriting to the extent provided in this Section 7.6. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement with the Underwriter's Representative for such offering. The Holders shall have no right to participate in the selection of the underwriters for an offering pursuant to this Section 7.6.

                 (b)   Marketing Limitation.  In the event the Underwriter's
                       --------------------
Representative advises the Holders seeking Registration of Registrable Securities in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, the Underwriter's Representative may limit, but not to less than 10% of the total number of shares proposed to be registered under this Section 7.6 (unless such Registration is the Company's initial public offering, in which case no limitation on reduction shall be imposed), the number of shares of Registrable Securities to be included in such Registration and underwriting; provided however, that any Registrable Securities so excluded shall retain any and all Registration rights set forth in this Section.

                 (c)   Allocation of Shares.  In the event that the
                       --------------------
Underwriter's Representative limits the number of shares to be included in a Registration pursuant to Section 7.4(b), the number of shares to be included in such Registration shall be allocated in the following manner:

                       (i)  in the case of a Registration pursuant to
Section 7.5, shares held by persons who are not legally entitled to include shares in such Registration shall first be excluded from such Registration and underwriting to the extent required by such limitation. If a limitation of the number of shares is still required after such exclusion, shares of Registrable Securities shall next be excluded from such Registration and underwriting to the extent required by such limitation, all prior to any limitation on the shares to be Registered by the Company.

                       The number of shares that may be included in the Registration and underwriting by selling shareholders shall be allocated among all Holders thereof and other holders of securities other than Registrable Securities requesting and legally entitled to include shares in such Registration, in proportion, as nearly as practicable, to the respective amounts of securities (including Registrable Securities) which such Holders and such other holders would otherwise be entitled to include in such Registration. No Registrable Securities or other securities excluded from the underwriting by reason of this Section 7.6(c) shall be included in the Registration Statement.

                 (d)   Withdrawal.  If any Holder disapproves of the terms of
                       ----------
any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter delivered at least seven days prior to the effective date of the Registration Statement. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such Registration.

          7.7    Blue Sky.  In the event of any Registration of Registrable
                 --------
Securities pursuant to Section 7.4 or 7.5, the Company will exercise its best efforts to register and/or qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions (not exceeding 20 unless otherwise agreed to by the Company) as shall be reasonably appropriate for the distribution of such securities; provided, however, that (i) the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and (ii) notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling shareholders, such expenses shall be payable pro rata by selling shareholders.

          7.8    Expenses of Registration.  Registration expenses incurred  with
                 ------------------------
no more than two Registrations pursuant to Section 7.4, and all Registration Expenses incurred in connection with Registrations pursuant to Section 7.5, shall be borne by the Company, excluding underwriting discounts and commissions. All Selling Expenses shall be borne by the holders of the securities Registered pro rata on the basis of the number of shares registered.

          7.9    Registration Procedures.  The Company will keep each Holder
                 -----------------------
whose Registrable Securities are included in any Registration pursuant to this Agreement advised as to the initiation and completion of such Registration. The Company shall: (a) keep such Registration effective for a period of 120 days or until the Holder or Holders have completed the distribution described in the Registration Statement relating thereto, whichever first occurs; and (b) furnish such number of prospectuses (including preliminary prospectuses) and other documents as a Holder from time to time reasonably may request.

          7.10   Information Furnished by Holder.  It shall be a condition
                 -------------------------------
precedent of the Company's obligations under this Section that each Holder of Registrable Securities included in any Registration furnish to the Company such information regarding such Holder and the distribution proposed by such Holder or Holders as the Company may reasonably request.

          7.11   Indemnification.
                 ---------------

                 (a)   Company's Indemnification of Holders.  To the extent
                       ------------------------------------
permitted by law, the Company shall indemnify each Holder, each of its officers, directors and constituent partners, legal counsel for the Holders, and each person controlling such Holder, with respect to which Registration, qualification or compliance of Registrable Securities has been effected pursuant to this Agreement against all claims, losses, damages or liabilities (or actions in respect thereof) to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related Registration Statement) incident to any such Registration, qualification or compliance, or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration, qualification or compliance; and the Company will reimburse each such Holder, such directors, officers, partners or law firm, each such underwriter and each person who controls any such Holder or underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this Section 7.11 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by such Holder, officer, director, partner, counsel or controlling person and stated to be specifically for use in connection with the Registration and offering of securities of the Company.

          (b)    Holder's Indemnification of Company.  To the extent permitted
                 -----------------------------------
by law, each Holder shall, if Registrable Securities held by such Holder are included in the securities as to which such Registration, qualification or compliance is being effected pursuant to this Agreement, indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each underwriter, if any, of the Company's securities covered by such a Registration Statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and constituent partners and each person controlling such other Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Holder of any rule or regulation promulgated under the Securities Act applicable to such Holder and relating to action or inaction required of such Holder in connection with any such Registration, qualification or compliance; and will reimburse the Company, such Holders, such directors, officers, partners, persons, law and accounting firms, underwriters and control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder, or an officer, director, constituent partner, counsel or controlling persons of such Holder, and stated to be specifically for use in connection with the Registration and offering of securities of the Company.

                    (c)   Indemnification Procedure. Promptly after receipt by
                          -------------------------
an indemnified party under this Section 7.11 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.11 notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld; provided further, however, that if either party reasonably determines that there may be a conflict between the position of the Company and the Holders in conducting the defense of such action, suit or proceeding by reason of recognized claims for indemnity under this Section 7.11 then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 7.11 but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise other than under this Section 7.11.

          7.12      Rule 144 Reporting. With a view to making available the
                    ------------------
benefits of certain rules and regulations of the Commission which may at any time permit the sale of the restricted securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

                    (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended.

                    (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements);

                    (c) So long as a Purchaser owns any restricted securities to furnish to the Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing a Purchaser to sell any such securities without registration.

          7.13      Transfer of Registration Rights. The rights to cause the
                    -------------------------------
Company to register securities granted Holders under Sections 7.4 and 7.5 may be assigned to a transferee or assignee reasonably acceptable to the Company in connection with any transfer or assignment of Registrable Securities by a Holder provided that (i) such transfer may otherwise be effected in accordance with applicable securities laws, and (ii) such assignee or transferee acquires either
(A) at least 50,000 shares of Registrable Securities or (B) all Registrable Securities held by such transferring or assigning Holder. Notwithstanding the foregoing, the rights to cause the Company to register securities may be assigned to any constituent partner of a Holder, without compliance with item
(ii) above, provided written notice thereof is promptly given to the Company.

     8.   Right of First Refusal.
          ----------------------

          8.1  Grant of Right.  Except as set forth in Section 8.5, the
               --------------
Company hereby grants to each Investor who continues to hold Stock the right of first refusal to purchase all or any part of such Investor's Pro Rata Share (as hereinafter defined) of the New Securities (as defined in Section 8.2) which the Company may, from time to time, propose to sell and issue. The Investors may purchase said New Securities on the same terms and at the same price at which the Company proposes to sell the New Securities. The "Pro Rata Share" of each Investor, for purposes of this right of first refusal, is the ratio of the total number of shares of Common Stock held by such Investor, including (i) any shares of Common Stock into which shares of Preferred Stock held by such Investor are convertible, and (ii) any shares deliverable upon the exercise of options of other rights to purchase Common Stock held by such Investor, to the total number of shares of Common Stock outstanding immediately prior to the issuance of the New Securities (including (i) any shares of Common Stock into which outstanding shares of Preferred Stock are convertible and (ii) any shares deliverable upon the exercise of options of other rights to purchase Common Stock held by such Investor).

          8.2  New Securities.   "New Securities" shall mean any capital
               --------------
stock of the Company, whether now authorized or not, and any rights, options or warrants to purchase said capital stock, and securities of any type whatsoever that are, or may become, convertible into said capital stock; provided, however, that "New Securities" does not include (i) the
               --------  -------
shares of Stock purchased pursuant to this Agreement or other securities issued or issuable upon conversion of the Stock ("Conversion Shares"), (ii) securities offered pursuant to a registration statement filed under the Securities Act of 1933 ("Securities Act"), (iii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization, (iv) shares offered pursuant to lease financing transactions or bank or lending institution financing transactions, and (v) all securities hereafter issued or issuable to officers, directors, employees or consultants of the Company (for the primary purpose of soliciting or retaining their employment or services) pursuant to any employee or consultant stock offering, plan or arrangement approved by the Board of Directors.

          8.3  Notice.  In the event the Company proposes to undertake
               ------
an issuance of New Securities, it shall give to the Investors written notice (the "Notice") of its intention, describing the type of New Securities, number of shares, the price, the terms upon which the Company proposes to issue the same, and notice to the effect that each Investor must respond to such Notice within thirty (30) days after the date thereof. The Investors shall have thirty
(30) days from the date of such Notice to purchase any or all of the New Securities for the price and upon the terms specified in the Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased and forwarding payment for such New Securities to the Company if immediate payment is required by such terms, or in any event no later than forty-five (45) days after the date of the Notice.

          8.4  Sale after Notice.  In the event any Investor fails to
               -----------------
exercise in full the right of first refusal within said thirty (30) day period, the Company shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within thirty (30) days from the date of said agreement) to sell the New Securities respecting which such Investor's rights were not exercised, at a price and upon general terms no more favorable to the Investors thereof than specified in the Notice. In the event the Company has not sold the New Securities within said ninety (90) day period (or sold and issued New Securities in accordance with the foregoing within thirty (30) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Investors in the manner provided above.

          8.5  Expiration.  The right of first refusal granted under this
               ----------
Section 8 shall expire upon the earlier of:

          (a) The closing of the Company's sale of its Common Stock in a bona fide, firm commitment underwritten public offering pursuant to a registration statement declared effective by the Securities and Exchange Commission under the Securities Act of 1933.; or

          (b) The date on which the Company is acquired by another entity by merger, purchase of substantially all of its assets or other reorganization.

          8.6  Assignment. The right of first refusal granted under this
               ----------
Section 8 is assignable by the Investors to any transferee of a minimum of Fifty Thousand (50,000) shares of Preferred Stock or the Common Stock into which it has been converted.

     9.   Covenants of the Company.
          ------------------------

          9.1  Delivery of Financial Statements. The Company shall deliver to
               --------------------------------
the Investors:

               (a) as soon as practicable after the end of each fiscal year of the Company an income statement for such fiscal year, a balance sheet of the Company as of the end of such year, and a schedule as to the sources and applications of funds for such year, such year-end financial reports to be audited and in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP");

               (b) as soon as practicable after the end of each month of each fiscal quarter of the Company an unaudited profit or loss statement and schedule as to the sources and application of funds for each quarterly reporting period and an unaudited balance sheet as of the end of such quarter in reasonable detail;

               (c) within ten (10) days of the end of each month, an unaudited balance sheet as of the end of such month, including a comparison to plan, in reasonable detail; provided, however, that the Company shall be required to deliver such documents as required under this Section 9.1(c) only to Investors (and affiliates of each Investor whose shares shall be aggregated with each such Investor for purposes of this section), continuing to hold at least 100,000 shares of Series A Preferred Stock or Common Stock of the Company; and

               (d) as soon as practicable after the end of each fiscal year of the Company an annual business plan and budget; provided, however, that the Company shall be required to deliver such documents as required under this
Section 9.1(d) only to Investors (and affiliates of each Investor whose shares shall be aggregated with each such Investor for purposes of this section) continuing to hold at least 100,000 shares of Series A Preferred Stock or Common Stock of the Company.

          9.2  Termination of Information Covenant. The covenant set forth in
               -----------------------------------
Section 9.1 shall terminate as to the Investors and be of no further force or effect upon the initial sale of securities pursuant to a registration statement filed by the Company under the Securities Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated.

          9.3  Key Man Life Insurance. Within thirty (30) days after the date of
               ----------------------
the Closing the Company shall obtain key man life insurance in an amount not less than $2,000,000, with proceeds payable to the Company, on the life of Ashok Santhanam.

          9.4  Board of Directors.
               ------------------

               (a) If upon the Closing, the number of authorized directors of the Company is three, then as soon as practicable after the Closing, the Company shall cause to be elected to its Board of Directors (i) one representative elected by the Investors, and (ii) two representatives elected by the holders of Common Stock of the Company, at least one of which shall be reasonably acceptable to the Investors.

               (b) If upon the Closing, the number of authorized directors of the Company is five, then as soon as practicable after the Closing, the Company shall cause to be elected to its Board of Directors (i) one representative elected by the Investors, (ii) two representatives elected by the holders of Common Stock of the Company, at least one of which shall be reasonably acceptable to the Investors, and (iii) two representatives elected by the Investors and the holders of Common Stock of the Company voting together as a single class.

     10.  Miscellaneous.
          -------------

          10.1 Survival of Warranties. The warranties, representations and
               ----------------------
covenants of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

          10.2 Transfer; Successors and Assigns. The terms and conditions of
               --------------------------------
this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obliga-tions, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          10.3    Governing Law. This Agreement shall be governed by and
                  -------------
construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

          10.4    Counterparts. This Agreement may be executed in two or more
                  ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          10.5    Titles and Subtitles. The titles and subtitles used in this
                  --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          10.6    Notices. Unless otherwise provided, any notice required or
                  -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

          10.7    Finder's Fee. Except as elsewhere disclosed in this Agreement,
                  ------------
or in Exhibit C hereto, each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, employees, or representatives are responsible.

          The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          10.8    Expenses. If any action at law or in equity is necessary to
                  --------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          10.9    Amendments and Waivers. Other than as provided in Section 7
                  ----------------------
hereof, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and a majority of the Investors, provided that any term of Section 7 may be amended and the observance of any term of Section 7 may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the then-outstanding Registrable Securities. Any amendment or waiver effected in accordance with this Section shall be binding upon each transferee of any Stock or Registrable Securities, each future holder of all such securities, and the Company.

          10.10   Severability. If one or more provisions of this Agreement are
                  ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          10.11   Aggregation of Stock. All shares of Common Stock held or
                  --------------------
acquired by affiliated entities or person shall be aggregated for the purpose of determining the availability of any rights under Section 7 of this Agreement.

          10.12   Entire Agreement. This Agreement constitutes the entire
                  ----------------
agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



INVENTA CORPORATION

By:                    /s/ Ashok K. Santhanam
                       --------------------------------
                       Ashok K. Santhanam,
                       President

                       Address:   2620 Augustine Drive, Suite 225
                                  Santa Clara, CA 95054

INVESTORS:

 /s/ Robert Ducommun                    /s/ Harry A. Caunter
---------------------------            ---------------------------
 ROBERT DUCOMMUN                        HARRY A. CAUNTER


 /s/ Ramesh Vasudevan                   /s/ Santhanam C. Shekar
---------------------------            ---------------------------
 RAMESH VASUDEVAN                       SANTHANAM C. SHEKAR


 /s/ Gomati Venkateswaran               /s/ Usha Vijayarajan
---------------------------            ---------------------------
 GOMATI VENKATESWARAN                   USHA VIJAYARAJAN


 /s/ Maya S. Hattangady                 /s/ Andrew Potter
---------------------------            ---------------------------
 MAYA S. HATTANGADY                     ANDREW POTTER



 /s/ Electra D. de Peyster              PALMER G. AND CHARLES E.
---------------------------             DUCOMMUN CHARITABLE ANNUITY
 ELECTRA D. de PEYSTER                  TRUST, u/d/t dated 7/21/83


                                        By: /s/ Robert Ducommun
                                           -----------------------

                                        Title: Trustee
                                              --------------------

                                   EXHIBIT A
                                   ---------

                             SCHEDULE OF INVESTORS

                 Name and Address                            Shares                  Amount
          ----------------------------                   --------------           ------------
Robert Ducommun...................................           60,000                 $ 60,000
P. O. Box 1042
Ross, CA  94957

Palmer G. and Charles E. Ducommun Charitable
Annuity Trust, u/d/t 7/21/83.....................            60,000                   60,000
P.O. Box 1562
Ross, CA  94957
Attn:  Robert Ducommun

Electra D. de Peyster.............................           60,000                   60,000
2000 Redwood Hill Court
Santa Rosa, CA  95404

Harry A. Caunter..................................           25,000                   25,000
162 Fincharn Lane
Inverness, IL  60067

Ramesh Vasudevan..................................          100,000                  100,000
10 Tangreen Court #2105
Willowdale, Ontario
CANADA

Santhanam C. Shekar...............................           25,000                   25,000
331 Blackfield Drive
Tiburon, CA  94920

Gomati Venkateswaran..............................           15,000                   15,000
A-1 Anand Bhavan
Alacrity Flats
South Bhog Road
T. Nagar Madras 600017
INDIA

Usha Vijayarajan..................................           25,000                   25,000
2/7 12th Cross
Rajmahal Extension
Bangalore  560080
INDIA

Maya S. Hattangady................................           10,000                   10,000
414 E. Lansing Way
Fresno, CA  93704

Andrew Potter.....................................           20,000                   20,000
923 Cowper                                                  -------                 --------
Palo Alto, CA  94301
                         TOTAL....................          400,000                 $400,000